EXHIBIT 2.9
STOCK PURCHASE AGREEMENT
     THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of March 9, 2006, is by and among GLOBAL WATER RESOURCES, INC, a Delaware corporation (“Acquiror”), the parties identified in Exhibit A attached hereto (the “Director Shareholders”) and the parties identified in Exhibit B attached hereto (the “Additional Shareholders” and, together with the Director Shareholders, the “Shareholders”).
WITNESSETH:
     WHEREAS, Shareholders desire to sell, and Acquiror desires to purchase, all of the issued and outstanding shares of capital stock (the “Shares”) of West Maricopa Combine, Inc., an Arizona corporation (“West Maricopa”). for the consideration and on the terms set forth in this Agreement.
     NOW, THEREFORE, in consideration of the mutual promises, representations, and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
     The terms defined in this Article I, whenever used in this Agreement (including in the Schedules) shall have the respective meanings indicated below for all purposes of this Agreement. All references herein to a Section, Article or Schedule are to a Section, Article or Schedule of or to this Agreement, unless otherwise indicated.
     AAA: means the American Arbitration Association.
     ACC: means the Arizona Corporation Commission.
     Act: as defined in Section 8.2(b).
     Acquiror: as defined in the first paragraph to this Agreement.
     Acquiror Indemnitees: as defined in Section 7.1.
     Additional Shareholders: as defined in the first paragraph of this Agreement.
     ADWR: means the Arizona Department of Water Resources.
     Affiliate: of a Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person. “Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

     Agreement: means this Stock Purchase Agreement, including the Schedules and Exhibits hereto.
     AIAC: means advance in aid of construction.
     Applicable Law: means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority, (ii) Governmental Approvals, and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.
     Arbitration Rules: as defined in Section 8.2.
     Business: means the business operations of the Companies, including all of the business operations, which have been conducted by the Companies.
     CC&N: means a Certificate of Convenience and Necessity as granted by the ACC to a utility company for a defined and specific service area for the provision of an essential service.
     Closing: as defined in Section 2.2.
     Closing Date: as defined in Section 2.2.
     Closing Balance Sheets: means the separate balance sheets prepared at the direction of the Director Shareholders with respect to the Companies, in accordance with GAAP reflecting the respective assets and liabilities of the Companies, as at the Closing and reflecting the best estimate, in the opinion of Director Shareholders, acting reasonably, for those current assets and liabilities of the Companies, that are not capable of actual determination as of the Closing Date.
     Code: means the Internal Revenue Code of 1986, as amended.
     Companies: means, collectively, West Maricopa and the Subsidiaries as defined below.
     Companies’ Materials: as defined in Section 6.2.
     Consent: means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including but not limited to any Governmental Authority.
     Contracts: as defined in Section 3.1.9 (a).
     Director Shareholders: as defined in the first paragraph of this Agreement.
     Dispute: as defined in Section 8.1.
     Effective Date: January 1, 2006

     Environmental Laws: mean all Applicable Laws, regulations, standards, requirements, ordinances, orders, approvals, notices, permits or directives, or parts thereof, pertaining to environmental or occupational health and safety matters, in effect as at the date hereof.
     ERISA: means the Employee Retirement Income Security Act of 1974, as amended.
     Financial Statements: as defined in Section 3.1.3.
     GAAP: means generally accepted accounting principles as in effect in the United States of America as determined by the Financial Accounting Standards Board from time to time applied on a consistent basis as of the date of any application thereof.
     Governmental Approval: means any Consent of, with, or from any Governmental Authority.
     Governmental Authority: means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrators) of competent jurisdiction, and any self-regulatory organization.
     Growth Premium: as defined Section 2.3.4.
     Hazardous Substance: means any substance, material or waste which is regulated by Environmental Law, including petroleum, petroleum products, asbestos, presumed asbestos-containing material or asbestos-containing material, urea formaldehyde and polychlorinated biphenyls.
     Indemnified Party: as defined in Section 7.3.
     Indemnifying Party: as defined in Section 7.3.
     Initial Payment: as defined in Section 2.3.
     Knowledge: means: (a) with respect only to Director Shareholder J. John Mihlik, Sr., his actual knowledge following diligent inquiry and investigation; provided that J. John Mihlik Sr.’s actual knowledge will be deemed to include the actual knowledge following diligent inquiry and investigation of J. John Mihlik, Jr., Treasurer, and the other officers of the Companies responsible for their daily operations; and (b) with respect to the other Director Shareholders and the Additional Shareholders, their actual knowledge without a duty to investigate or inquire as to the accuracy of the statement that is so qualified.
     Leased Real Property: means all real property interests granted, acquired, and/or established pursuant to the Leases.

     Leases: means the real property leases, subleases, licenses and occupancy agreements pursuant to which any of the Companies is the lessee, sublessee, licensee or occupant and which are described in Section 3.1.12(b).
     Lien: means any mortgage, deed of trust, pledge, hypothecation, right of others, claim, lien, security interest, judgment, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, covenant, encroachment, burden, title defect, title retention agreement, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever, including but not limited to such as may arise under any Contracts.
     Losses: as defined in Section 7.1.
     Material Adverse Effect: with regard to the Companies, means any event, occurrence, fact, condition, change or effect that individually or in the aggregate with similar events, occurrences, facts, conditions, changes or effects will or can reasonably be expected to result in a cost, expense, charge, liability, loss of revenue or diminution in value equal to or greater than $100,000.
     New Meter: means new water meters installed, connected, billing and available for water services by any of the Subsidiaries.
     Owned Real Property: means all real property interests (fee, easement or otherwise) owned by the Companies or held for the benefit of the Companies and which are described in Section 3.1.14(a) and the Water Rights, if any, which are described on Schedule 3.1.12(a).
     Permit: means any consent, license, permission, authorization, approval, registration, permit or right-of-way issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Applicable Law.
     Person: means any natural person, firm, partnership, association, corporation, company, limited liability company, limited partnership, trust, business trust, Governmental Authority, or other entity.
     Post Closing Balance Sheets: means the balance sheet prepared by Acquiror in respect of the Companies in accordance with GAAP reflecting the assets and liabilities of the Companies as at the Closing Date and incorporating the actual determination of any current assets and liabilities of the Companies which were estimated for the purpose of the Closing Balance Sheets.
     Purchase Price: as defined in Section 2.3.
     Schedules: means each of the schedules and exhibits attached to and made a part of this Agreement.
     Shareholder Indemnitees: as defined in Section 7.2.
     Shareholders: as defined in the first paragraph to this Agreement.

     Shares: as defined in the first recital of this Agreement.
     Subsidiaries: means the following wholly owned Subsidiaries of West Maricopa: Willow Valley Water Co., Inc., Valencia Water Company, Inc., Water Utility of Greater Buckeye, Inc., Water Utility of Greater Tonopah, Inc., Water Utility of North Scottsdale, Inc., Water Utility Administrative Services, Inc., and Water Resources, Inc.
     Tax or Taxes: means any federal, state, provincial, local, foreign or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, privilege, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, transfer ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers’ compensation, payroll, health care, registration, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).
     Tax Return: means any return, report, declaration, form, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
     Transaction Expenses: as defined in Section 9.1.
     West Maricopa: as defined in the first recital to this Agreement.
ARTICLE 2
PURCHASE AND SALE OF THE SHARES; CLOSING
     2.1 Sale and Purchase of Shares. Shareholders agree to sell the Shares to Acquiror, and Acquiror agrees to purchase the Shares from Shareholders free and clear of any and all Liens.
     2.2 Place and Date. The closing of the sale and purchase of the Shares (the “Closing”) will take place at 10:00 A.M. local time on the 15th day of May, 2006, at the offices of Burch & Cracchiolo, P.A., or at such other time and place as the parties may agree. The Closing shall be deemed effective as of the Effective Date. The “Closing Date” shall mean the day that the Initial Payment (as defined below) is paid.
     2.3 Purchase Price. The purchase price (the “Purchase Price”) paid to Shareholders for the Shares shall be $60,000,000, payable as follows: (a) $27,500,000, to be paid in immediately available funds on the Closing Date (the “Initial Payment”); and (b) $32,500,000 to be paid in accordance with the terms of Section 2.3.4 below (the “Growth Premium”). The Initial Payment shall be paid to the Shareholders by way of immediately available funds at Closing in accordance with Section 5.3.2.

          2.3.1 Initial Payment. The Initial Payment shall be $27,500,000, paid by way of immediately available funds at Closing.
          2.3.2 Intentionally omitted.
          2.3.3 Intentionally omitted.
          2.3.4 Growth Premium. Acquiror will pay Shareholders $3,000 for each New Meter connected after the Closing Date until the date on which the Growth Premium equals $32,500,000. As security for Acquiror’s obligation to pay the Growth Premium, Acquiror will post either a third party revolving guarantee in the amount of $6,000,000 from an entity the Shareholders approve prior to Closing or a irrevocable letter of credit in the amount of $6,000,000 from the Acquiror’s primary bank. The security will remain in place until such time as the Growth Premium obligation is extinguished.
     2.3.4.1 Determination of Growth Premiums. On or before January 31, 2008, and on or before January 31st of each year thereafter, Acquiror shall determine the gross number of New Meters connected as of the close of business on the immediately preceding December 31st (except for the Growth Premium due in 2008 which shall be determined based on the number of New Meters connected between the Closing Date and December 31, 2007) and shall deduct from that number the gross number of New Meters that were connected as of December 31st of the prior calendar year (except for the Growth Premium due in 2008 where the deduction will be the number of active meters as of the Closing Date), as reflected in Schedule 2.3.4.1, to determine the number of New Meters connected during the year in question. Acquiror shall then multiply the number of New Meters by $3,000 to determine the amount of the Growth Premium to be paid each year following the Closing, up to the maximum total payment of $32,500,000. The annual Growth Premium shall be paid to Shareholders in immediately available funds commencing in 2008 and each year thereafter on or before the date that is on the later of (i) ninety (90) days following the end of each prior calendar year; or (ii) completion of third party confirmation (by a third party retained by Acquiror) of the number of New Meters connected during the prior calendar year, and such payments shall be determined annually and shall continue thereafter until a total Growth Premium of $32,500,000 has been paid. Notwithstanding the foregoing, the Growth Premium payments made by Acquiror shall not be less than $6,000,000 for each of the following time periods: Closing Date through December 31, 2007; and each of the years ended December 31, 2008, 2009 and 2010; nor less than $8,500,000 for the year ended December 31, 2011. In no event, however, shall the total Growth Premium due under this Agreement exceed $32,500,000
     2.3.4.2 Shareholder Verification of Growth Premium. If upon completion of Acquiror’s determination of the Growth Premium, Shareholders disagree with such determination, Shareholders shall give written notice of the disagreement within 30 business days after their receipt thereof, specifying in reasonable detail the nature and extent of such disagreement. The parties shall have a period of 30 days from the receipt of such written notice from Shareholders in which to resolve any disagreement with respect to the determination of the Growth Premium. If the parties are unable to resolve any disagreements in respect of the Growth Premium within the specified period, the matter shall be submitted to an accounting firm determined by the mutual agreement of the independent public accountant of the Acquiror and Shareholders. Such accounting firm’s determination of the Growth Premium shall be final and binding upon the parties. If a final determination of the Growth Premium by such accounting firm results in an amount that is greater than 5% higher than Acquiror’s determination of the Growth Premium, all fees and expenses of such accounting firm shall be paid by Acquiror. Otherwise, such fees and expenses shall be paid 50% by Acquiror and 50% by Shareholders, with the Shareholders’ share being deducted from the Growth Premium otherwise payable to them. Within 10 business days following a final determination of the Growth Premium (whether as a result of Shareholders failing to give prompt written notice of their disagreement with a determination by Acquiror, a resolution by Acquiror and Shareholders of any such disagreement or a determination by the accounting firm selected to resolve any disagreement between the parties), if the Growth Premium determined by Acquiror is different than the Grown Premium as finally determined, the Growth Premium shall be adjusted accordingly and the difference paid by Acquiror to Shareholders, or by Shareholders to Acquiror, as applicable, provided that any amounts payable by the Shareholders pursuant to this sentence shall be deducted from future Growth Premium amounts payable to the Shareholders.
     2.4 Allocation of Purchase Price. The Shareholders acknowledge that Acquiror has determined the Purchase Price based upon the following allocation of value among the Subsidiaries: Valencia Water Company ($52,500,000); Water Utility of Greater Tonopah ($2,000,000); Water Utility of Greater Buckeye ($2,000,000); Willow Valley Water Company ($3,000,000); Water Utility of Northern Scottsdale ($300,000); Water Utility Administrative Services ($100,000); Water Resources, Inc. ($100,000).
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
OF DIRECTOR SHAREHOLDERS
     3.1 Representations and Warranties of Director Shareholders. Each Director Shareholder represents and warrants to Acquiror as of the date hereof and as of the Closing Date, and in each case to the Knowledge of such Director Shareholder (whether or not so qualified in each instance), as follows:
          3.1.1 Corporate Status. Each of West Maricopa and the Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the State of Arizona with full corporate power and authority to carry on its business and to own or lease and to operate its properties as and in the places where such business is conducted and such properties are owned, leased, or operated. The Director Shareholders have delivered to Acquiror complete, up to date and correct copies of the Companies’ respective articles of incorporation, bylaws, minute books or other organizational documents, in each case as amended and in effect on the date hereof. The Companies are not in violation of any of the provisions of their respective articles of incorporation or bylaws or any other organizational documents. West Maricopa wholly owns the Subsidiaries and no others.

          3.1.2 No Conflicts, etc. The execution, delivery, and performance by the Director Shareholders of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) any Applicable Law applicable to the Companies or any Affiliate of the Companies or any of the properties or assets of the Companies, (ii) the articles of incorporation or bylaws or other organizational documents of the Companies, (iii) the CC&Ns issued by the ACC held by the Companies, or (iv) subject to obtaining the Consents referenced on Schedule 3.1.2, any Contract to which any of the Companies is a party or by which any of the Companies or any of their properties or assets, may be bound or affected. Except as specified in Schedule 3.1.2, no Governmental Approval or other Consent is required to be obtained or made by the Companies in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.
          3.1.3 Financial Statements. The Director Shareholders have delivered to Acquiror financial statements of the Companies as at and for the periods ended December 31, 2004, 2003, 2002 and 2001 (and, for the period ending December 31, 2005, audited financial statements shall be delivered to the Acquiror no later than 15 days prior to the Due Diligence Expiration Date) (collectively, the “Financial Statements”), including in each case a balance sheet, a statement of income, statement of cash flow and retained earnings. The Financial Statements are complete and correct in all material respects, accurately reflect the assets, liabilities, results of operations and financial condition of the Companies as of their respective dates and such statements have been prepared in accordance with GAAP.
          3.1.4 Absence of Undisclosed Liabilities. The Companies have no liabilities, guarantees or obligations of any nature, whether known or unknown, absolute, accrued, contingent, or otherwise and whether due or to become due except (a) as set forth in Schedule 3.1.4; or (b) as and to the extent disclosed or reserved against in the Financial Statements. Except to the extent specifically disclosed in Schedule 3.1.4, no employee of any of the Companies is now or will by the passage of time hereinafter be entitled to receive any vacation time, vacation pay, or severance pay attributable to service rendered prior to the Closing Date that is not reflected as an accrued liability on the Financial Statements. Without limiting the foregoing, except to the extent specifically disclosed in Schedule 3.1.4 and to the Knowledge of the Director Shareholders:
               (a) no overcharges to customers have been collected by the Companies;
               (b) there are no unapproved Line Extension Agreements for which approval is necessary;
               (c) there are no due and unpaid refunds on any Line Extension Agreement or any advances in aid of construction;
               (d) there are no due and unrefunded security deposits; and
               (e) there are no due and unrefunded meter deposits.

          3.1.5 Taxes. The Director Shareholders have delivered to Acquiror complete and correct copies of all Tax Returns and supporting schedules filed by the Companies for each of the fiscal years ended December 31, 2004, 2003, 2002 and 2001. Except for current filings which are the subject of extensions under applicable procedures and which are identified in Schedule 3.1.5, the Companies have filed all Tax Returns that the Companies were required to file prior to the date hereof. All such Tax Returns were correct and complete in all material respects. The Companies have not been a member of any affiliated group filing a consolidated federal income Tax Return (other than as shown in such Tax Returns). Except as set forth in on Schedule 3.1.5:
               (a) all Taxes owed by the Companies (whether or not shown on any Tax Return) with respect to Tax Returns the due date of which preceded the date hereof have been paid;
               (b) all other Taxes due and payable by the Companies with respect to periods ending on or as of December 31, 2005 (whether or not a Tax Return is due on such date) have been paid or are accrued in a manner customarily applied by the Companies on the applicable Financial Statements;
               (c) there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment or collection of any Taxes or deficiencies against the Companies, and there are no pending or, to the Knowledge of the Director Shareholders, threatened audits, disputes or other proceedings concerning the Companies’ liability for any Taxes and no issues have been raised with the Shareholders or the Companies in any examination by any taxing authority which could reasonably be expected to result in a proposed deficiency for any tax period following the Closing Date;
               (d) no power of attorney relating to the Taxes or Tax Returns of the Companies has been executed or filed with any Person including any taxing authority;
               (e) the Companies have no liability for Taxes of any other Person as a transferee or successor by operation of law, by contract or otherwise;
               (f) there are no Liens on the assets of the Companies or on any of the Shares relating or attributable to Taxes (other than Liens on assets of the Companies for sales, use and payroll Taxes not yet due and payable), and no individual Director Shareholder has any Knowledge of any reasonable basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any Lien on any asset of the Companies or on any of the Shares;
               (g) The Companies have withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, shareholder or other Person; and
               (h) there are no accounting method changes and there are no proposed or, to the Knowledge of the Director Shareholders, threatened accounting method changes of the Companies that could reasonably be expected to give rise to an adjustment to any Taxes after the Closing Date.
          3.1.6 Absence of Changes. Except as set forth in Schedule 3.1.6, since December 31, 2005, the Companies have conducted the Business only in the ordinary course consistent with prior practice and have not:
               (a) incurred any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities for trade or business obligations incurred in the ordinary course of business consistent with prior practice;
               (b) discharged or satisfied any Lien other than those then required to be discharged or satisfied, or paid any obligation or liability, absolute, accrued, contingent, or otherwise, whether due or to become due, other than current liabilities shown on the Financial Statements and current liabilities incurred since the date thereof in the ordinary course of business consistent with prior practice;
               (c) mortgaged, pledged or subjected to Lien, any property or assets, tangible or intangible;
               (d) sold, transferred, leased to any Person or otherwise disposed of any assets, except in the ordinary course of business consistent with prior practice, or canceled or compromised any debt or claim, or waived or released any right of substantial value;
               (e) received any notice of termination of any Contract or suffered any damage, destruction, or loss (whether or not covered by insurance) in excess of $10,000;
               (f) made any material change in the rate of compensation, commission, bonus, or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, incentive, retention, or other compensation, retirement, welfare, fringe, or severance benefit or vacation pay, to or in respect of any director, officer, employee, consultant, Affiliate, or agent of the Companies;
               (g) instituted, settled, or agreed to settle any litigation, action, or proceeding before any court or Governmental Authority;
               (h) entered into any transaction, contract, or commitment other than in the ordinary course of business or paid or agreed to pay any legal, accounting, brokerage, finder’s fee, Taxes or other expenses in connection with, or incurred any severance pay obligations by reason of, this Agreement or the transactions contemplated hereby, other than such fees or other expenses or Taxes which are payable solely by Shareholders and as to which neither the Companies nor Acquiror shall have any liability or obligation;
               (i) written up the carrying value of any of the Companies’ assets;

               (j) suffered any material loss of customers or received any notice of any pending material loss of customers;
               (k) entered into or assumed any obligations under any material employment, compensation or consulting agreement or any collective bargaining agreement with any Person or group, or modified or amended in any material respect the terms of any such existing agreement;
               (1) materially amended, modified, or terminated, or agreed to amend, modify, or terminate, any existing Contract;
               (m) amended its articles of organization, bylaws or other governing corporate documents of the Companies;
               (n) made any change or modification in the Companies’ accounting practices, policies, or procedures;
               (o) taken any action or omitted to take any action that would result in the occurrence of any of the foregoing within ninety (90) days after the Closing Date.
          3.1.7 Litigation. Except as set forth on Schedule 3.1.7, (i) there is no action, claim, demand, lawsuit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry, or investigation of any nature, civil, criminal, regulatory (including any ACC complaint proceeding), or otherwise, in law or in equity, pending or, to the Knowledge of the Director Shareholders, overtly threatened against the Companies or in any way affecting the Companies, the Shares (or any of them), the Companies’ assets and/or Business, or relating to the transactions contemplated by this Agreement, and there is no valid basis for the same, (ii) the Companies (and their assets) are not party to, subject to or bound by, any decree, order, injunction, settlement agreement or arbitration decision or award (or agreement entered into in any administrative, judicial or arbitration proceeding with any Governmental Authority) with respect to or affecting the properties, assets, personnel or business activities of the Companies, and (iii) no citation, fee, or penalty has been levied or asserted against the Director Shareholders or the Companies under any Environmental Law or by the ACC or any other Governmental Authority within the twelve months prior to the date of this Agreement and no such citation, fee or penalty is currently pending or outstanding.
          3.1.8 Capitalization. The authorized capital stock of West Maricopa consists of 100,000,000 shares of common stock, $1.00 par value, of which 142,957.968 shares are issued and outstanding. West Maricopa has no other issued or outstanding securities. All of West Maricopa’s outstanding capital stock is owned of record by the Shareholders, is validly issued, fully paid, non-assessable, and has not been issued in violation of any pre-emptive rights of any other Person (including any individual Shareholder). Except for this Agreement and as disclosed on Schedule 3.1.8, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments (contingent or otherwise) obligating West Maricopa to sell or transfer any of the capital stock of any of the Subsidiaries, or obligating West Maricopa or any of the Subsidiaries to issue or to transfer from treasury any additional shares of, or any securities convertible or exchangeable into, the capital stock of West Maricopa or the

Subsidiaries, as applicable. Except as set forth in Schedule 3.1.8, there are no stock transfer restrictions or shareholder agreements operating or in effect relating to the capital stock of West Maricopa, and there are no restrictions or qualifications of any kind on the sale or transfer of such stock (other than pursuant to applicable federal and state securities laws). Neither Shareholders nor any of their Affiliates are creditors of the Company.
          3.1.9 Contracts.
               (a) Schedule 3.1.9(a) contains a complete and accurate description of all agreements, contracts, commitments, and other instruments and arrangements (whether written or oral) of the types described below by which any of the Companies or any of their assets, businesses, or operations receive benefits or to which any of the Companies is a party or by which any of the Company is bound, other than immaterial contracts entered into in the ordinary course of business consistent with past practice (the “Contracts”):
                    (i) leases, licenses, permits, franchises, insurance policies, warranties, guarantees, Governmental Approvals, and other contracts concerning or relating to the Companies’ real property,
                    (ii) contracts for capital expenditures in excess of $50,000 each;
                    (iii) performance bonds, completion bonds, bid bonds, suretyship agreements and similar instruments;
                    (iv) joint venture, partnership, and similar contracts involving a sharing of profits and/or expenses;
                    (v) agreements providing for the leasing to or by the Companies of personal property;
                    (vi) Line Extension Agreements; and
                    (vii) agreements or instruments under which the Companies have acquired or holds their Water Rights.
               (b) The Director Shareholders have delivered or provided (or prior to Closing will provide) access to Acquiror, complete and correct copies of all written Contracts, together with all amendments thereto, and accurate descriptions of all material terms of all oral Contracts, set forth or required to be set forth in Schedule 3.1.9(a).
               (c) All Contracts are in full force and effect and enforceable against each party thereto. There does not exist under any Contract any event of default or event or condition that, after notice or lapse of time or both, would constitute a violation, breach, or event of default thereunder on the part of the Companies or, to the Knowledge of the Director Shareholders, any other party thereto. Except as set forth in Schedule 3.1.9(c), no consent of any third party is required under any Contract as a result of or in connection with, and the enforceability of any Contract will not be affected in any manner by, the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.
               (d) The Companies have no outstanding powers of attorney. None of the Companies is a member of any property owner’s association.
          3.1.10 Insurance. Schedule 3.1.10 contains a complete and correct list and summary description of all insurance policies maintained by or for the benefit of the Companies. The Director Shareholders have delivered to Acquiror complete and correct copies of all such policies together with all riders and amendments thereto. Such policies are in full force and effect, and all premiums due thereon have been paid. The Companies have complied in all material respects with the terms and provisions of such policies. Schedule 3.1.10 sets out all claims made by the Companies (excluding any claims by employees under health, dental, life, or similar insurance) under any policy of insurance during the past two years and, in the opinion of the Director Shareholders reasonably formed and held, there is currently no basis on which a claim should or could be made under any such policy.
          3.1.11 Real and Personal Property.
               (a) Except as set forth in Schedule 3.1.11(a), the Companies have good, clear, record, marketable, and insurable title, with legal access, free of any monetary liens (or the right to assert in the future monetary liens arising out of acts or occurrences which took place prior to the Closing Date) to their respective Owned Real Property as described in Schedule 3.1.11 (a). Subject to the matters referenced on Schedule 3.1.11(b), the Companies have good, clear, record, marketable and insurable title, with legal access, free of all monetary liens (or the right to assert in the future monetary liens arising out of acts or occurrences which took place prior to the Closing Date) to the water utilities, tanks, surface water treatment equipment, pump stations, surface and/or groundwater rights, wells, water distribution systems, and all ancillary/auxiliary equipment, including pipes, pumps and water treatment facility sites, property and easements useful or necessary to service their respective service areas under their respective CC&Ns, including without limitation the land upon which any equipment is situated, any properties, leaseholds and easements owned by Shareholders and leased to any of the Companies, and all land assets, and easements or other properties associated with water storage or transmission, as set out in Schedule 3.1.11(a) including the Owned Real Property (which schedule represents a true and correct list of all real and material tangible personal property, including without limitation, legal descriptions of all real property and real property interests of the Companies, descriptions of all rolling stock, facilities and other equipment), and the assets and properties of the Companies are not subject to any Liens except as set forth in the title reports and disclosed in Schedule 3.1.11(a).
               (b) There are no outstanding and enforceable unrecorded or oral leases, arrangements, agreements, understandings, options, contracts, or rights of first refusal affecting or relating to the Owned Real Property (or any part thereof) in any way other than the Leases, Contracts, and other matters, if any, described on Schedule 3.9 or Schedule 3.1.11(b). Except as set out in Schedule 3.1.11(a), all line easements and licenses utilized by the Companies in their system are present in an enforceable manner (whether by appropriate license, easement, or prescriptive right). Permanent, legally enforceable access, whether by easement, license, dedicated public street access or prescriptive easement) is available to the Owned Real Property. Neither the Companies nor any individual Director Shareholder has received, or is aware of, any notification, restriction, or stipulation from a Governmental Authority requiring any work to be done on the Owned Real Property or the Leased Real Property (or any part thereof) or threatening the use of the Owned Real Property or the Leased Real Property (or any part thereof). To the Knowledge of the Director Shareholders, there are no pending or threatened condemnation proceedings or investigations by Governmental Authorities affecting any portion of the Owned Real Property, the Leased Real Property or real property located adjacent to the Owned Real Property or Leased Real Property.
               (c) All improvements included within the Owned Real Property are located within the boundary lines of the Owned Real Property and do not encroach in any material manner upon the land of any adjacent owner. No improvements of any third Person encroach in any material manner upon the Owned Real Property. No Person has any material unrecorded right, title or interest in the Owned Real Property, whether by right of adverse possession, prescriptive easement or otherwise. No work has been performed on or about the Owned Real Property or the Leased Real Property or to any improvements located thereon within the last six (6) months that will create or cause any mechanics’ or materialmen’s liens to be recorded.
               (d) There is no tax assessment (in addition to the normal, annual general real estate tax assessment) pending or, to the Knowledge of the Director Shareholders, threatened with respect to any Owned Real Property. There is no challenge or appeal brought by any of the Companies that is pending regarding the amount of real estate taxes on, or the assessed valuation of, any Owned Real Property or any other real property for which any of the Companies is responsible for the payment of taxes in respect thereof, and there has been no special arrangement or agreement entered into by any of the Companies with any Governmental Authority with respect thereto
               (e) Schedule 3.1.11(e) hereto contains a complete and correct list of all Leases, setting forth the address, landlord, tenant, lease term and current rent for each Lease. Shareholders have delivered to Acquiror correct and complete copies of the Leases. Each Lease is legal, valid, binding, enforceable, and in full force and effect. None of the Companies nor any other party thereto is in default, violation, or breach in any material respect under any Lease, and no event has occurred and is continuing that constitutes or, with notice or the lapse of time or both, would constitute a default, violation, or breach in any respect under any Lease. The Companies enjoy peaceful and undisturbed possession under their respective Leases. None of the Leased Real Property is subject to any sublease, assignment, or license, except as disclosed in Schedule 3.1.11(e).
               (f) The facilities, plants, machinery and equipment of the Companies are, in the aggregate, in good working order and condition, ordinary wear and tear excepted, and have been maintained generally in accordance with prescribed operating instructions (if any) necessary to ensure the effectiveness of equipment warranties and/or service plans.

               (g) To the Knowledge of the Director Shareholders, there are no historical or archeological materials or artifacts of any kind or any Indian ruins of any kind located on any part of the Owned Real Property or the Leased Real Property.
               (h) To the Knowledge of the Director Shareholders, no part of the Owned Real Property or the Leased Real Property is “critical habitat” as defined in the Federal Endangered Species Act, 16 U.S.C. §§ 1531 et seq., as amended, or in regulations promulgated thereunder, nor are any “endangered species” or “threatened species” (as defined therein) located on the Owned Real Property or Leased Real Property.
               (i) Except as expressly disclosed on the Companies’ most recent property tax statements, no part of the Owned Real Property is located within any water conservation, irrigation, soft conservation, weed or insect abatement, or other similar district, or any special improvement district. No part of the Owned Real Property is within a flood plain, flood way or flood control district.
          3.1.12 Water Rights. The only Water Rights claimed by the Companies as a basis to withdraw and deliver water to existing and future customers of the Companies are (i) their respective service area rights (as “service area” is defined in paragraph 31 of A.R.S. § 45- 402 (2002 edition), (ii) the rights of the Companies to withdraw ground water, and (iii) the rights set forth on the Companies’ respective CC&Ns.
          3.1.13 Permits. The Companies possess all Permits that are required in order for the Companies to lawfully own their properties and assets and conduct their business as presently conducted. All Permits issued to the Companies are described on Schedule 3.1.13 and copies thereof, including copies of all related, material correspondence with the issuing or administering Governmental Authorities, have been delivered to Acquiror. The Companies are in full compliance with the provisions of each Permit. No Permit will be terminated, cancelled or revoked or become terminable, cancelable or revocable or otherwise impaired in any respect as a result of the execution and delivery by the parties hereto of this Agreement or the consummation of the transaction contemplated hereby. Any notice, other filing or other registration required to be made by the Companies, the Shareholders or Acquiror with any Governmental Authority in connection with Acquiror’s acquisition of the Shares in order to protect and maintain the effectiveness of any Permit is described on Schedule 3.1.13.
          3.1.14 Environmental Matters.
               (a) Except as disclosed on Schedule 3.1.14, (i) the Companies have complied and are in compliance in all material respects with all applicable Environmental Laws pertaining to the Owned Real Property, the Leased Real Property, the ownership and operation of their equipment and the conduct of their business. The Companies have not received any written communication alleging that the Companies are not in compliance with any applicable Environmental Law, and (ii) there is no claim pending or, to the Knowledge of the Director Shareholders, threatened, against the Companies relating to any alleged or actual violation of Environmental Law. No Owned Real Property is currently listed on the National Priorities List or the Comprehensive Environmental Response, Compensation and Liability Information System, both promulgated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (CERCLA) or any comparable state list.
               (b) Neither the Companies nor, to the Knowledge of the Director Shareholders, any other Person acting under the direction of the Companies or on their behalf, has caused or taken any action or is aware of any action that could reasonably result in, and the Companies are not subject to, any material liability or obligation relating to (i) the environmental conditions on, under, or about any of the Owned Real Property or the Leased Real Property at the present time or in the past, including the air, soil, and ground water conditions of such properties, or (ii) the past or present use, management, handling, transport, treatment, generation, storage, disposal or release of any Hazardous Substance.
               (c) The Director Shareholders have made available to Acquiror all (and not withheld from Acquiror any) information, including all studies, analyses, and test results, in the possession, custody, or control of or otherwise actually known to the Director Shareholders or the Companies relating to (i) the environmental conditions on, under, or about any of the Owned Real Property or the Leased Real Property, or other properties or assets owned, leased, operated, or used by the Companies, or any predecessor in interest thereto at the present time or in the past, (ii) environmental conditions or requirements relating to the operation of the Business at the present time or in the past, and (iii) any Hazardous Substances used, managed, handled, transported, treated, generated, stored, disposed of, or released by the Company, or any other Person on, under, about, or from any of the Owned Real Property or the Leased Real Property, or otherwise in connection with the use or operation of any of the properties and assets of the Company, or the Business. There are no above-ground or underground storage tanks that hold or have held Hazardous Substances located on any of the Owned Real Property or the Leased Real Property.
          3.1.15 No Class A Utility. Neither the Director Shareholders, nor the Companies, or any Affiliate acting on the Companies’ behalf has ever consented to any of the Companies being a Class A Utility (as that term is defined in A.A.C.R 14-2-103). Neither the Director Shareholders, nor the Companies, or any Affiliate thereof has ever received notice from any Person that any of the Companies are a Class A Utility. The Companies have never satisfied the requirements in effect at any applicable time for any of the Companies to be a Class A Utility.
          3.1.16 Brokers, Finders, etc. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the participation of any Person acting on behalf of the Companies or the Shareholders in such manner as to give rise to any valid claim against the Companies or Acquiror, or any of their Affiliates for any brokerage or finder’s commission, fee, or similar compensation, or for any bonus payable to any officer, director, shareholder, employee, agent, or sales representative of or consultant to either the Companies, the Shareholders or any Affiliate of the Companies or Shareholders upon consummation of the transactions contemplated hereby or thereby or otherwise; provided, that employees of the Companies may receive bonuses in connection with the transactions contemplated hereby, so long as such bonuses are paid from the Initial Payment or Growth Premium and not from the Companies’ funds.
          3.1.17 No Contractual Interference. At no time in the course of the discussions of the transactions contemplated by this Agreement did Acquiror induce Shareholders or the Companies to impair or terminate any contractual relationship to which any of them is a party or to deprive any Person of any prospective economic benefit.
          3.1.18 All Assets. Except as set forth on Schedule 3.1.18, the assets of the Companies include all assets, rights, properties and contracts, the use of which is necessary or appropriate for the continued conduct of the Business substantially in the manner as it was conducted prior to the Closing, including the service of all utility customers in substantially the same manner and substantially the same service levels as provided by the Companies on the date hereof.
          3.1.19 Receivables. All accounts receivable of the Companies have arisen only from bona fide transactions in the ordinary course of business. A current summary of the accounts receivable has been delivered to Acquiror. To the Knowledge of the Director Shareholders, there are no facts or circumstances (other than general economic conditions) which would result in any material increase in the uncollectability of such receivables in excess of the reserves therefor set forth in the Financial Statements.
          3.1.20 Accounts Payable. The Companies have satisfied, paid and discharged their accounts payable and other current liabilities and obligations in a timely manner, except for liabilities that are the subject of a bona fide dispute. Any and all such bona fide disputes that are currently unresolved are described on Schedule 3.1.20.
          3.1.21 Intellectual Property. To the Knowledge of the Director Shareholders, the Companies have no intellectual property rights, other than properly acquired licenses of off the shelf “shrink-wrap” software products. To the Knowledge of the Director Shareholders, the Companies have not used, sold or supplied any goods or services in any manner that would constitute an infringement of the intellectual property rights of any other Person. Neither the Companies nor the Director Shareholders have received any notification, warning, threat of legal action or proceeding or other written notice that any of the Companies has violated or is violating the intellectual property rights of any Person.
          3.1.22 Employees. The Companies presently have 22 employees.
          3.1.23 Intentionally Omitted.
          3.1.24 Compliance with Applicable Law. The Companies are in material compliance with all Applicable Laws governing, affecting or relating to the Companies, their properties and assets, personnel and the Business, including federal, state and/or local laws, statutes and regulations relating to equal employment opportunities, fair employment practices, occupational health and safety, wages and hours, and discrimination. Without limiting the generality of the foregoing, the Companies have satisfied all of their obligations to date with respect to the filing of annual reports with the ACC and ADWR.

          3.1.25 No Guarantees. Except as set forth on Schedule 3.1.25, none of the obligations or liabilities of the Companies are guaranteed by or subject to a similar contingent obligation of any other Person. The Companies have not guaranteed or become subject to a similar contingent obligation in respect of the obligations or liabilities of any other Person. Except as set forth on Schedule 3.1.25, there are no outstanding letters of credit, surety bonds, or similar instruments of the Companies.
          3.1.26 Payments to Shareholders. Except as disclosed on Schedule 3.1.26 hereto, since December 31, 2005, neither West Maricopa nor any other Person acting on behalf of or for the benefit of West Maricopa has, directly or indirectly, made any distributions, or paid any dividends or made any other payments of any kind or nature to the Shareholders, other than in the ordinary course of business.
          3.1.27 Absence of Certain Business Practices. Neither the Companies nor to the Knowledge of the Director Shareholders, any manager, member, employee, or agent of the Companies, or any other Person acting on their behalf, has, directly or indirectly, within the past two (2) years, given or agreed to give any gift, bribe, rebate, or kickback or otherwise provided any similar benefit to any customer, Governmental Authority employee or other Person who is or may be in a position to help or hinder the Company (or assist the Company in connection with any actual or proposed transaction) (i) which subjected or might have subjected the Company to any damage or penalty in any civil, criminal, or governmental litigation or proceeding, (ii) which if not given in the past, or if not continued in the future, may adversely affect the Company or its business or subject the Company to legal action, fine or penalty in any private or governmental litigation or proceeding, (iii) for any of the purposes described in Section 162(9) of the Code, or (iv) for the purpose of establishing or maintaining any concealed fund or concealed bank account. The Company has complied with all applicable tariffs in providing service to their customers.
          3.1.28 Solvency. The Companies are not insolvent. None of the Companies has committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition in bankruptcy filed against it, filed a petition or undertaken any action or proceeding to be declared bankrupt, to liquidate its assets, or to be dissolved.
     3.2 Representations and Warranties of Acquiror. Acquiror represents and warrants to Shareholders as follows:
          3.2.1 Corporate Status; Authorization, etc. Acquiror is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Acquiror of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite corporate action of Acquiror and any applicable Governmental Authority. Acquiror has duly executed and delivered this Agreement. This Agreement is a valid and legally binding obligation of Acquiror enforceable against Acquiror in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance, receivership, moratorium, and similar laws affecting creditors’ rights generally, and to the availability of equitable remedies (whether asserted at law or in equity).

          3.2.2 No Conflicts, etc. The execution, delivery, and performance by Acquiror of this Agreement and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a violation of or under (with or without the giving of notice or the lapse of time or both) (i) the certificate of formation or operating agreement of Acquiror or (ii) any Applicable Law applicable to Acquiror or any of its properties or assets or (iii) any contract to which Acquiror is a party or by which it or any of its respective properties or assets may be bound or affected.
          3.2.3 Litigation. There is no action, claim, suit, or proceeding pending, or to the knowledge of Acquiror, threatened, by or against or affecting Acquiror in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby.
          3.2.4 Brokers, Finders, etc. All negotiations relating to this Agreement and the transactions contemplated hereby have been carried on without the participation of any Person acting on behalf of Acquiror in such manner as to give rise to any valid claim against Shareholders for any brokerage or finder’s commission, fee, or similar compensation.
          3.2.5 No Contractual Interference. At no time in the course of the discussions of the transactions contemplated by this Agreement did the Companies or Shareholders induce Acquiror to impair or terminate any contractual relationship to which it is a party or to deprive any Person of any prospective economic benefit.
          3.2.6 Accuracy of Representations. No representation, warranty, statement, schedule or information furnished by Acquiror to the Shareholders in connection with this Agreement contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading.
          3.2.7 No Class A Utility. Neither the Acquiror nor any Affiliate acting on the Acquiror’s behalf has ever consented to Acquiror being a Class A Utility (as that term is defined in A.A.C.R 14-2-103). Neither the Acquiror nor any Affiliate thereof has ever received notice from any Person that Acquiror is a Class A Utility. Acquiror has never satisfied the requirements in effect at any applicable time to be a Class A Utility.
ARTICLE 3A
REPRESENTATIONS AND WARRANTIES OF
DIRECTOR SHAREHOLDERS AND ADDITIONAL SHAREHOLDERS
     3A.1 Representations and Warranties of Shareholders. Each Director Shareholder and each Additional Shareholder, solely with respect to himself, herself or itself and/or his, her or its Shares (and not jointly and severally), represents and warrants to Acquiror as of the date hereof and as of the Closing Date as follows:
          3A.1.1 Authorization, etc. Each Director Shareholder and each Additional Shareholder has duly executed and delivered this Agreement and this Agreement and any agreements executed in connection herewith constitute the legal, valid, and binding obligations of each Director Shareholder and each Additional Shareholder, as applicable, enforceable against them in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance, receivership, moratorium, and similar laws affecting creditors’ rights generally, and to the availability of equitable remedies (whether asserted at law or in equity).
          3A.1.2 Ownership of Shares. Each Director Shareholder and each Additional Shareholder is the record and beneficial owner of the Shares as set forth opposite its name on Exhibit A and Exhibit B. respectively, with no other Person owning or having any rights (including without limitation any voting rights, whether as proxy, attorney-in-fact, assignee, transferee or otherwise) in or with respect thereto.
          3A.1.3 No Conflicts, etc. The execution, delivery, and performance by the Director Shareholders and the Additional Shareholders of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) any Applicable Law applicable to the Director Shareholders, the Additional Shareholders or any Affiliates of the Director Shareholders or Additional Shareholders, (ii) the articles of incorporation or bylaws or other organizational documents of the Director Shareholders or Additional Shareholders, or (iii) any agreement to which any individual Director Shareholder or Additional Shareholder is a party or by which any such Director Shareholder or Additional Shareholder may be bound or affected.
          3A.1.4 Other Agreements. Except for this Agreement, there are no outstanding options, rights or other agreements or commitments (contingent or otherwise) obligating any individual Director Shareholder or Additional Shareholder to sell or transfer any of the capital stock of West Maricopa owned by such Director Shareholder or Additional Shareholder.
          3A.1.5 Accuracy of Representations. To the Knowledge of the Director Shareholders and the Additional Shareholders, no representation, warranty, statement, schedule or information furnished by the Director Shareholders or Additional Shareholders to Acquiror in connection with this Agreement contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading.
ARTICLE 4
COVENANTS
     4.1 Covenants of Shareholders.
          4.1.1 Conduct of Business. From the date hereof to the Closing Date (and thereafter with respect to any covenant or agreement extending beyond the Closing Date), except as expressly permitted or required by this Agreement or as otherwise consented to by Acquiror in writing, the Director Shareholders will cause the Companies to carry on the Business in, and only in, the ordinary course, in substantially the same manner as heretofore conducted, and use reasonable efforts to preserve intact their present business organizations, maintain their properties in good operating condition and repair, keep available the services of their present officers and employees, and preserve their relationships with customers and others having business dealings with them, with the goal and intent that its goodwill and ongoing business shall be in all material respects unimpaired following the Closing Date.
          4.1.2 No Solicitation. Prior to the Closing Date, the Shareholders nor any Affiliate thereof (including the Companies), nor any Person acting on any of such parties’ behalf shall not (i) solicit or encourage any inquiries or proposals for, or enter into any discussions with respect to, the acquisition of any properties and assets held for use in connection with, necessary for the conduct of, or otherwise material to, the Business (whether by asset purchase, stock purchase, merger or other form of transaction of series of related transactions), or (ii) furnish or cause to be furnished any information concerning the Companies to any Person (other than Acquiror and its agents and representatives), other than in the ordinary course of business or as required by Applicable Law. The Shareholders nor any Affiliate of the Shareholders (including the Companies) shall not sell, transfer, or otherwise dispose of, grant any option or proxy to any Person with respect to, create any Lien upon, or transfer any interest in, any of the Companies’ assets, other than in the ordinary course of business and consistent with this Agreement. The Shareholders nor any Affiliate of the Shareholders (including the Companies) shall not transfer or otherwise dispose of, grant any option or proxy to any Person with respect to, create any Lien upon, or transfer any interest in, any of the capital stock of the Company other than pursuant to the provisions of this Agreement.
          4.1.3 Public Announcements. Shareholders shall not and shall not permit any Affiliate to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Acquiror (except to the extent required by Applicable Law).
          4.1.4 Further Actions.
               (a) Each Shareholder agrees to use reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby by the Closing Date.
               (b) Each Shareholder will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications and information required to be filed or supplied by it pursuant to Applicable Law in connection with this Agreement and the consummation of the transactions contemplated hereby.
               (c) Subject to Acquiror providing any required or requested application or other information pertinent to Acquiror, each Shareholder, as promptly as practicable, will use all reasonable efforts to obtain, or cause to be obtained, all Consents (including, without limitation, all Governmental Approvals and any Consents required under any Contract) necessary to be obtained by them or the Companies in order to consummate the transactions contemplated hereby.
               (d) Each Shareholder will, and will cause each of their Affiliates to, coordinate and cooperate with Acquiror in exchanging such information and supplying such assistance as may be reasonably requested by Acquiror in connection with the filings and other actions contemplated by this Agreement.

               (e) At all times prior to the Closing Date, each Shareholder shall promptly notify Acquiror in writing of any fact, condition, event, or occurrence that will or may result in the failure of any of the conditions contained in Sections 5.1 and 5.2 to be satisfied, promptly upon such Shareholder becoming aware of the same.
          4.1.5 Access to Company. Unless and until this Agreement is terminated pursuant to Section 6.1, the Director Shareholders shall provide, and shall cause the Companies to provide, to Acquiror complete access to the Companies’ facilities, books, and records and shall cause the directors, officers, attorneys, accountants, consultants, advisers, and other pertinent agents and representatives of the Companies to cooperate fully with Acquiror and its directors, officers, attorneys, accountants, consultants, advisers, and other pertinent agents and representatives in connection with Acquiror’s due diligence review of the Companies and their assets, contracts, liabilities, operations, records, and other aspects of their businesses; provided, however, that Acquiror shall conduct all inspections within normal business hours unless prior arrangements have been made between the parties hereto.
          4.1.6 Further Assurances. Following the Closing Date, each Shareholder shall, and shall cause each of its Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances, or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Acquiror, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated hereby.
          4.1.7 Additional Shareholders. This Agreement shall become enforceable and binding upon Acquiror and Shareholders holding at least 80% of the Shares (the “80% Shareholders”) at such time as this Agreement has been executed and delivered by Acquiror and the 80% Shareholders. The Director Shareholders will use commercially reasonable efforts to obtain the execution and delivery of this Agreement by the remaining Shareholders within 21 days after the date of this Agreement. Acquiror shall have the right to terminate this Agreement (and receive a full refund of the Deposit and all interest accrued thereon) if 100% of the Shareholders have not signed this Agreement within 21 days of the date of this Agreement.
          4.1.8 Schedules. The Director Shareholders will cause the schedules referenced in this Agreement to be prepared and delivered to Acquiror within 14 days after the date of this Agreement.
     4.2 Covenants of Acquiror.
          4.2.1 Further Actions.
               (a) Acquiror agrees to use reasonable good faith efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated hereby by the Closing Date.
               (b) Acquiror will, as promptly as practicable, file or supply, or cause to be filed or supplied, all applications, notifications, and information required to be filed or supplied by Acquiror pursuant to Applicable Law in connection with this Agreement and the consummation of the transactions contemplated hereby.

               (c) Acquiror will coordinate and cooperate with Shareholders in exchanging such information and supplying such assistance as may be reasonably requested by Shareholders in connection with the filings and other actions contemplated by this Agreement including complying with Shareholders’ obligations under Section 4.1.4.(c).
               (d) At all times prior to the Closing Date, Acquiror shall promptly notify Shareholders in writing of any fact, condition, event or occurrence that will or may result in the failure of any of the conditions contained in Sections 5.1 and 5.3 to be satisfied, promptly upon becoming aware of the same.
          4.2.2 Further Assurances. Following the Closing Date, Acquiror shall, and shall cause all of its Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably requested by Shareholders, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated thereby, subject to any Governmental Approvals or other authorizations required by Applicable Law.
          4.2.3 Public Announcements. Prior to the Closing Date, Acquiror shall not, nor shall it permit any Affiliate to, make any public announcement in respect of this Agreement or the transactions contemplated hereby without the prior written consent of Shareholders (except as required by Applicable Law).
          4.2.4 Taxes. The Companies are responsible for all Taxes due and payable by the Companies for the period up to and including the Closing Date, and shall be responsible for the cost of any and all tax preparation work related thereto and the cost of any audit conducted to facilitate such work, and Acquiror will file any such tax return required to be filed after the Closing Date. The Director Shareholders shall, prior to the Closing Date, cause the Companies to accrue a combined total of $10,000 for the costs related to such tax preparation work.
          4.2.5 Employees. Acquiror will offer continued employment to each of the Companies’ employees at the Closing. After Closing, all of the Companies’ employees that so choose will become employees at-will (or if already employees at will, will remain so) of the Companies, and for purposes of Acquiror’s employee benefits program an employee’s initial hire date with the Companies will be considered as their employment start date with Acquiror.
          4.2.6 Post-Closing Operation of Business. From and after the Closing Date, and for so long as any Growth Premium is or may be payable to the Shareholders:
               (a) Acquiror will act in good faith to continue to operate the Business in a commercially reasonable manner consistent with its operation by the Companies prior to the Closing Date; provided, however, that Acquiror makes no representation, warranty or guarantee of the future performance of the Companies or the Business;
               (b) Acquiror will not voluntarily sell, assign or otherwise transfer any material assets of the Companies (including without limitation, the stock in the Subsidiaries) if such transfer could reasonably be expected to reduce or eliminate the amount of, or delay the payment of, Growth Premium payable to the Shareholders. If Acquiror consummates a Subsequent Sale Transaction (as defined below) before the Growth Premium has been paid in full to the Shareholders (less any reductions expressly permitted by this Agreement), then at Acquiror’s election, either: (i) the entire unpaid amount of the maximum $32,500,000 Growth Premium will become immediately due and payable to the Shareholders, whether or not then due under Section 2.3.4, within 10 days after Acquiror’s closing of such Subsequent Sale Transaction or (ii) Acquiror will continue paying the Growth Premium in the minimum annual amounts set forth in Section 2.3.4, but will provide additional security, as reasonably acceptable to the Shareholders, to fully secure the balance of Growth Premium remaining unpaid as of the date of the consummation of the Subsequent Sale Transaction. For purposes of the foregoing, “Subsequent Sale Transaction” means any sale, assignment, transfer or other disposition to an unrelated third party (including as the result of a condemnation proceeding) of (A) all or substantially all of the assets of West Maricopa or Valencia Water Company, Inc. to an unrelated third party or (2) more than 50% of the issued and outstanding common stock of West Maricopa or Valencia Water Company, Inc. (whether through a stock sale, merger or other transaction in which Acquiror does not continue to own, directly or indirectly, at least 50% of the voting stock of such Subsidiaries). Without limiting the foregoing, if Acquiror sells, assigns, transfers or otherwise disposes of more than 20%, but not more than 50%, of the issued and outstanding common stock of West Maricopa or Valencia Water Company, Inc. to an unrelated third party (whether through a stock sale, merger or other transaction), at Acquiror’s election, either (i) the Partial Acceleration Amount (as defined below) will become immediately due and payable to the Shareholders, whether or not then due under Section 2.3.4, within 10 days after Acquiror’s consummation of such transaction or (ii) Acquiror will continue paying the Growth Premium in the minimum annual amounts set forth in Section 2.3.4, but will provide additional security, as reasonably acceptable to the Shareholders, to fully secure the Partial Acceleration Amount. For purposes of the foregoing, the “Partial Acceleration Amount” means an amount equal to: (x) the entire unpaid balance of the Growth Premium multiplied by (y) the percentage amount of stock in West Maricopa or Valencia Water Company, Inc. that is sold or otherwise disposed of as contemplated in the preceding sentence that is in excess of 20%. For example, if Acquiror causes West Maricopa to sell 45% of the stock of Valencia Water Company, Inc., either 25% (45%-20%) of the unpaid Growth Premium would become immediately due and payable or Acquiror would be required to provide additional collateral so as to fully secure 25% of the unpaid Growth Premium.
ARTICLE 5
CONDITIONS PRECEDENT
     5.1 Conditions to Obligations of Each Party. The obligations of the parties to consummate the transactions contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the following conditions:
          5.1.1 No Injunction, etc. Consummation of the transactions contemplated hereby shall not have been restrained, enjoined or otherwise prohibited by any Applicable Law, including any order, injunction, decree, or judgment of any court or other Governmental

Authority. No court or other Governmental Authority shall have determined any Applicable Law to make illegal the consummation of the transactions contemplated hereby, and no proceeding with respect to the application of any such Applicable Law to such effect shall be pending.
          5.1.2 Governmental Approvals and Consents. All Governmental Approvals and Consents (including, without limitation, all Consents required under any Contract) required to be obtained by Acquiror or Shareholders in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained and copies thereof delivered to the other parties at the Closing.
     5.2 Conditions to Obligations of Acquiror. The obligations of Acquiror to consummate the transactions contemplated hereby shall be subject to the fulfillment (or waiver by Acquiror, in its sole discretion) on or prior to the Closing Date of the following additional conditions, which Shareholders agree to use their diligent and good faith efforts to cause to be fulfilled:
          5.2.1 Due Diligence. Acquiror shall be satisfied, in its sole discretion, with the results of due diligence investigations with respect to the Companies, their assets, the Financial Statements, the Owned Real Property, the Leased Real Property and the Business and other matters as Acquiror deems appropriate; provided, however, that such condition will be deemed satisfied on the date that is 45 days from the date that 100% of the Shareholders have signed this Agreement (referred to herein as the “Due Diligence Expiration Date”) unless Acquiror has terminated this Agreement prior to such date. If Acquiror delivers written notice to Shareholders on or prior to the Due Diligence Expiration Date that it is not satisfied, in its sole discretion, with the results of such investigations, this Agreement shall be terminated without recourse between the parties pursuant to Article 6 hereof.
          5.2.2 Representations, Performance. The representations and warranties of Shareholders contained in this Agreement (i) shall be true and correct at and as of the date hereof, and (ii) shall be repeated and shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date. Shareholders shall have duly performed and complied with all covenants and agreements and conditions required by this Agreement to be performed or complied with by Shareholders prior to or on the Closing Date.
          5.2.3 Companies’ Ownership of Assets. As of the Closing Date, West Maricopa shall own 100% of the issued and outstanding capital stock in all of the Subsidiaries, and each of the Subsidiaries shall own all water utilities, tanks, surface water treatment equipment, pump stations, surface and/or groundwater rights, wells, water distribution systems, and all ancillary/auxiliary equipment, property and easements useful or necessary to service their respective “service area” under each Subsidiary’s CC&N including, without limitation, the land upon which any equipment is situated (except any such land which constitutes Leased Real Property), any Leased Real Property, and all land assets and easements associated with water storage or transmission (specifically excluding land leased from Shareholders for the storage of equipment). The assets of the Companies are specifically delineated on Schedule 5.2.3.
          5.2.4 Financial Statements. The Closing Balance Sheets shall not be materially adversely different from the respective balance sheets of the Company as of and for the year ended December 31, 2005, and the profit and loss statements of the Company for the four month period ended April 30, 2006shall not be materially adversely different from the respective profit and loss statements of the Companies for the four- month period ended April 30, 2005.
          5.2.5 No Material Adverse Effect. No event, occurrence, fact, condition, change, development, or effect shall have occurred, exist or come to exist since December 31, 2005, that, individually or in the aggregate, has constituted or resulted in, or could reasonably be expected to constitute or result in, in the opinion of Acquiror, a Material Adverse Effect on the Companies.
          5.2.6 Other Documents. Shareholders will have delivered to Acquiror on or before the Closing Date:
               (a) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Acquiror;
               (b) an opinion addressed to Acquiror and dated the Closing Date, from Lewis & Roca, counsel to the Companies and the Director Shareholders, substantially in the form to be agreed to by the parties hereto prior to the expiration of the Due Diligence Expiration Period and attached hereto as Exhibit E;
               (c) written resignations of the Companies’ directors and officers, dated as of the Closing Date;
               (d) Spousal Disclaimers in a form acceptable to Acquiror; and
               (e) such other evidence of the performance of all covenants and satisfaction of all conditions required of Shareholders by this Agreement, at or prior to the Closing Date, as Acquiror or its counsel may reasonably require.
          5.2.7 Property Taxes. The Companies shall have satisfied and paid in full all outstanding property and ad valorem taxes which have accrued for any period to and including the Closing Date, even if the due date for payment of any such taxes does not fall until after the Closing Date, and shall have provided to Acquiror reasonable evidence of such payments.
          5.2.8 Shareholders. Shareholders holding at least 80% of the issued and outstanding common stock of West Maricopa and the Subsidiaries shall have executed and delivered this Agreement (or counterpart signature pages hereto).
     5.3 Conditions to Obligations of Shareholders. The obligation of Shareholders to consummate the transactions contemplated hereby shall be subject to the fulfillment (or waiver by each Shareholder in its sole discretion), on or prior to the Closing Date, of the following additional conditions, which Acquiror agrees to use reasonable good faith efforts to cause to be fulfilled.
          5.3.1 Representations, Performance. The representations and warranties of Acquiror contained in this Agreement (i) shall be true and correct in all material respects at and as of the date hereof and (ii) shall be repeated and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made at and as of such time. Acquiror shall have duly performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by Acquiror prior to or on the Closing Date.
          5.3.2 Purchase Price. Acquiror shall have paid to Shareholders the Initial Payment by way of:
               (a) release from escrow with First American Title and payment to Shareholders of the earnest money deposited into such escrow (the “Deposit) (which amount shall be $500,000.00, shall be deposited into escrow by Acquiror within 5 business days of the Acquiror’s execution of this Agreement and shall be nonrefundable after the Due Diligence Expiration Date unless Acquiror has terminated this Agreement prior to such date or as otherwise allowed by this Agreement), such payment to be made by wire transfer of immediately available funds; and=
               (b) direct payment to Shareholders by wire transfer of immediately available funds in the amount of $27,500,000, less the earnest money paid pursuant to paragraph (a) above.
ARTICLE 6
TERMINATION
     6.1 Termination. This Agreement may be terminated at any time: (a) by Shareholders or Acquiror upon the default of the other by written notice, and the prior expiration of a written opportunity to cure given to the alleged defaulting party by the non-defaulting party of not less than ten (10) days if the transactions contemplated hereby shall not have been consummated pursuant hereto by 5:00 p.m. Phoenix, Arizona time on May 30, 2006 , unless the failure to close shall be due to the failure of such party to perform or comply with any of the covenants, agreements, or conditions hereof to be performed or complied with by it prior to the Closing Date; (b) at any time prior to the Closing Date by Acquiror by written notice to Shareholders if any of the conditions set forth in Section 5.1 or 5.2 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. Phoenix, Arizona time on July 31, 2006; (c) at any time on or prior to the Due Diligence Expiration Date by Acquiror if Acquiror determines in its sole discretion not to proceed with the transaction set forth herein; or (d) by Shareholders (following not less than a ten (10) day written notice to Acquiror allowing for an opportunity to cure) by written notice to Acquiror if any of the conditions set forth in Section 5.1 or 5.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by 5:00 p.m. Phoenix, Arizona time on July 31, 2006, unless such failure shall be due to the failure of Shareholders to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by them prior to the Closing Date.
     6.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the provisions of Section 6.1 this Agreement shall become void and have no effect, without any liability to any Person in respect hereof or of the transactions contemplated hereby on the part of any party hereto, or any of its directors, officers, employees, agents, consultants, representatives, advisers, stockholders or Affiliates, except: (i) as specified in Subparagraphs (b) and (c) below, or Section 8.1; or (ii) for any liability resulting from such party’s breach of this Agreement; (b) Acquiror shall deliver to Shareholders all materials delivered to, or acquired from the Companies or Shareholders by, Acquiror (“Companies’ Materials”); and (c) Acquiror will maintain the confidentiality of, and not disclose to any third Person (other than its attorneys and other consultants to the extent reasonably required for the negotiation and processing of the transaction contemplated by this Agreement) any information obtained by Acquiror from or through the Companies’ Materials except to the extent such information is generally available to the public or required to be disclosed pursuant to legal process or Applicable Law. If this Agreement is terminated prior to the Closing Date, following Shareholders default hereunder, or otherwise (except as set forth in the following sentence), the entire Deposit (together with all interests accrued thereon) shall be refunded to Acquiror. If this Agreement is terminated due to an uncured breach by Acquiror (following written notice of the same and Acquiror being given not less than a ten (10) day opportunity to cure), the entire amount of the Deposit (together with all interest accrued thereon) shall be paid to Shareholders as liquidated damages, the parties hereby acknowledging and agreeing that the damages to Shareholders in such event would be impossible to ascertain, and the Shareholders having no other rights or remedies as against Acquiror. Acquiror may pursue any action at law or equity (including specific performance) in the event of a breach of this Agreement by Shareholders. Shareholders acknowledge the unique nature of the Shares and agree that specific performance is an appropriate remedy in the event of their breach of this Agreement.
ARTICLE 7
INDEMNIFICATION
     7.1 Indemnification By Shareholders. To the extent permitted by Applicable Law, but subject to the limitations set forth in Sections 7.4 and 7.5, Shareholders jointly and severally covenant and agree to defend, indemnify and hold harmless Acquiror, and its officers, directors, members, managers, employees, agents, advisers, representatives and Affiliates (which, following the Closing, shall include the Companies) (collectively, the “Acquiror Indemnitees”) from and against, and to pay or reimburse Acquiror Indemnitees for, any and all claims, amounts paid in settlement of claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional, or otherwise and whether or not resulting from third party claims) including, without limitation, any out-of pocket expenses and reasonable attorneys’ and accountants’ fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, “Losses”), resulting from or arising out of:
     (a) any inaccuracy of any representation or warranty by any Shareholder made by or contained in this Agreement;
     (b) any failure of any Shareholder to perform any covenant or agreement hereunder or to fulfill any other obligation in respect hereof;
     (c) any claims or assessments for any Taxes against the Companies for any period prior to the Closing Date which Taxes were either not accrued on the

Financial Statements or Closing Balance Sheets or otherwise disclosed to Acquiror; and/or
     (d) any claims or assessments arising out of the conduct of business operations of the Companies for any period prior to the Closing Date.
     7.2 Indemnification by Acquiror. To the extent permitted by Applicable Law, but subject to the limitations set forth in Sections 7.4 and 7.5, Acquiror covenants and agrees to defend, indemnify and hold harmless each Shareholder and their officers, directors, employees, agents, advisors, representatives, and Affiliates (collectively, the “Shareholder Indemnitees”) from and against, and to pay or reimburse Shareholder Indemnitees for, any and all Losses resulting from or arising out of:
     (a) any inaccuracy in any representation or warranty by Acquiror made or contained in this Agreement;
     (b) any failure of Acquiror to perform any covenant or agreement hereunder or to fulfill any other obligation in respect hereof; and/or
     (c) any claims or assessments arising out of the conduct of business operations of the Company for any period after the Closing Date.
     7.3 Indemnification Procedures. Subject to Section 7.5.2, in the case of any claim by an Acquiror Indemnitee or a Shareholder Indemnitee (any of which, an “Indemnified Party”) for indemnification under this Article 7, notice (each, a “Notice of Loss”) shall be given by the Indemnified Party to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom; provided that (i) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and (iii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially prejudiced as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party’s tax liability or the ability of the Indemnified Party to conduct its business, or that the Indemnified Patty may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section 7.3, including tax audits and claims, and the records of each shall be available to the other with respect to such defense.
     7.4 Time Limitations. If the Closing occurs, Shareholders will have liability with respect to Section 7.1(a) (other than with respect to claims under Sections 3.1.1, 3.1.5, 3.1.8, and 3.1.14, which shall not be subject to any time limitation other than the applicable statutes of limitations) only if on or before the date which is twenty-four (24) months after the Closing Date, Acquiror notifies Shareholders in writing of the claim, specifying the factual basis of the claim in reasonable detail to the extent then known by Acquiror. If the Closing occurs, Acquiror will have liability with respect to Section 7.2 only if on or before the date which is twenty-four (24) months after the Closing Date, Shareholders notify Acquiror in writing of the claim, specifying the factual basis of the claim in reasonable detail to the extent then known by Shareholders. Notwithstanding the foregoing, if before 5:00 p.m. (Arizona time) on the date which is twenty-four (24) months after the Closing Date, any party against which an indemnification claim has been made hereunder has been properly notified in writing of such claim for indemnity hereunder and such claim has not been finally resolved or disposed of as of such date, then such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms of this Agreement.
     7.5 Limitations on Indemnification.
          7.5.1 Shareholders shall have no liability (for indemnification or otherwise) with respect to claims arising under Sections 7.1 (a) until the total of all Losses with respect to such matters exceeds $100,000; provided, however, that should the aggregate amount of Losses exceed $100,000, Acquiror shall be entitled to indemnification for the full amount of such Losses (including the first $100,000). Acquiror shall have no liability (for indemnification or otherwise) with respect to claims arising under Section 7.2 until the total of all Losses with respect to such matters exceed $100,000; provided, however, that should the aggregate amount of Losses exceed $100,000, Shareholders shall be entitled to indemnification for the full amount of such Losses (including the first $100,000). The aggregate liability of Acquiror or Shareholders, as applicable, for all claims of Losses shall not exceed fifty percent (50%) of the Purchase Price. Notwithstanding the foregoing, this Section 7.5.1 will not apply to claims (i) arising with respect to any of Sections 3.1.1, 3.1.5, 3.1.8 or 3.1.14; (ii) for any breach of any Director Shareholder’s, Additional Shareholder’s or Acquiror’s representations and warranties for which such Director Shareholder, Additional Shareholder or Acquiror, as applicable, had Knowledge at any time prior to the date on which such representation and warranty was made; or (iii) resulting from any intentional breach by any Director Shareholder or Additional Shareholder, as applicable, of any representation, warranty, covenant or obligation contained in this Agreement.
     7.5.2 Notwithstanding anything in this Agreement to the Contrary, the Acquiror Indemnitees’ sole and exclusive remedy for any Losses pursuant to this Article 7 shall be to recoup the amount of such Losses from the Growth Premium pursuant to this Section 7.5.2. In no event shall any Acquiror Indemnitee have any recourse against the Shareholders directly, either individually or jointly, and Acquiror covenants that it shall not seek indemnification for any Losses from, initiate any legal or other dispute resolution proceedings against or take any other action to recover any Losses from any individual Shareholder. In no event shall any Shareholder have any obligation to return to Acquiror or any Acquiror Indemnitee any Growth Premium paid to the Shareholders prior to the date of the Notice of Loss.
     (a) If, after receiving a Notice of Loss from an Acquiror Indemnitee, the Shareholders agree that the claim described therein is indemnifiable pursuant to this Article 7, they shall so notify Acquiror and specify the amount of the agreed upon claim to be indemnified. Upon receipt pt of such notice, Acquiror shall be entitled to offset the agreed upon amount of such claim against, and withhold such amount from, any Growth Premium that would otherwise be payable to the Shareholders pursuant to Section 2.3.4 from and after the date of the Notice of Loss relating to such claim, subject to the limitations in Section 7.5.1.
     (b) If the Shareholders do not agree that such claim is indemnifiable pursuant to this Article 7, they shall so notify Acquiror and the parties shall resolve the dispute in accordance with Article 8. Pending resolution of such a dispute, Acquiror shall continue to pay any Growth Premium that would otherwise be payable to Shareholders into an escrow account established pursuant to an escrow agreement in a form to be mutually agreed-upon by the parties hereto on or before the Due Diligence Expiration Date. Upon resolution of such dispute (as evidenced by written instructions to the escrow agent signed by all affected parties), the escrow agent shall release the Growth Premium from the escrow account to the party or parties identified in such joint instructions. Thereafter, if the agreed upon amount of the claim exceeds the amount held by the escrow agent, Acquiror shall be entitled offset such excess amount against, and withhold such excess amount from, any Growth Premium that would otherwise be payable to the Shareholders pursuant to Section 2.3.4 from and after the date of the resolution of the dispute, subject to the limitations in Section 7.5.1.
ARTICLE 8
DISPUTE RESOLUTION
     8.1 Disputes. Any claim, dispute, or other matter in controversy (herein called “Dispute”), whether based on contract, tort, statute, or other legal theory (including but not limited to any claim of fraud or misrepresentation), arising out of or related to the Agreement or the breach thereof shall be settled according to the procedures, and in the order, set forth in this Article 8 exclusively; provided, however, that (a) either party may seek preliminary judicial relief if, in its judgment, such action is necessary to avoid irreparable damage during the pendency of such procedures, and (b) nothing in this Section 8.1 shall prevent either party from exercising any rights of termination or suspension under Applicable Law.
     8.2 Negotiation. In the event of a Dispute, except for equitable relief sought by any party, prior to invoking any other form of dispute resolution such as litigation or arbitration, the parties agree to attempt in good faith to resolve any such dispute through negotiations, the use of third parties’ opinions, escalation to higher levels of management and other informal proceedings.
     8.3 Mediation. If, after sixty days, the parties are unable to resolve the Dispute pursuant to Section 8.2, they will submit the Dispute for mediation by a neutral third party and each party agrees to participate and cooperate in such mediation in a good faith attempt to resolve the dispute.
     8.4 Arbitration. If, after sixty days, the parties are unable to resolve the Dispute pursuant to Section 8.3, then the Dispute shall be settled by arbitration in Phoenix, Arizona in accordance with the then current Commercial Rules of Arbitration (“Arbitration Rules”) of the AAA in effect on the date of this Agreement, as supplemented or modified by the following:
     (a) Notice of demand for arbitration shall be filed with the other party and AAA after the expiration of the period set forth in this Section 8.2 or such other date as the parties mutually agree.
     (b) Notwithstanding any choice of law or other provisions of this Agreement to the contrary, the agreement to arbitrate set forth in this Article 8 shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq (the “Act”),which shall not be superseded or supplemented by any other arbitration act, statute or regulation.
     (c) In the event that all or a portion of the Dispute is the responsibility in whole or in part of a Person who is under no obligation to arbitrate such matter with the parties in the same proceeding, then the parties shall, in the absence of an agreement between them to the contrary, delay or stay any arbitration between them pending the determination, in a separate proceeding, of the responsibility and liability of or to such Person for the Dispute or matter involved, provided that the parties shall use their best efforts to cause any Affiliate of such party to participate in such arbitration proceedings. Each party agrees that any arbitration instituted by them under this Section 8.4 may, at the election of the other party, be consolidated with any other arbitration proceeding involving a common question of fact or law between the electing party and any other Persons. In any Dispute concerning the application of this Section 8.4(c), the question of arbitrability shall be decided by the appropriate court and not by arbitration.
     (d) A party who files a notice of demand for arbitration must assert in the demand all claims, disputes or other matters then known to that party on which arbitration is permitted to be demanded. When a party fails to include a claim through oversight, inadvertence or excusable neglect, or when the claim had not matured at the time of the notice of demand or was acquired subsequently, the arbitration panel shall permit amendment. In no event shall a demand for arbitration be made when the institution of legal or equitable proceedings based on such Dispute would be barred by laches or any applicable statute of limitations; and whether or not a Dispute is time-barred shall be decided by an appropriate court having jurisdiction and not by arbitration.
     (e) If the claim in the Dispute does not exceed $250,000, there shall be a single arbitrator selected by mutual agreement of the parties or, if the parties cannot agree on an arbitrator within ten (10) days, appointed according to the Arbitration Rules. If the claim in the Dispute exceeds $250,000, the arbitration panel shall consist of three (3) members, one of whom shall be selected by each party and the third, who shall serve as chairman, shall be selected by the two (2) so selected. If either party fails to select an arbitrator within ten (10) days after a demand for arbitration, or if the two arbitrators named by the parties fail to agree upon a third within ten (10) days after the last of them have been appointed, then AAA shall select the arbitrator(s) not selected by the parties or the selected arbitrators. All arbitrators must be neutral and must be knowledgeable in the subject matter of the Dispute. At least two (2) of the arbitrators on the panel (or the single arbitrator, as the case may be) must be or have been a partner in a highly respected law firm for at least fifteen (15) years specializing in either general corporate or commercial transactional or litigation matters.
     (f) In advance of the hearing, the arbitrator(s) may compel the parties to exchange a detailed statement of their claims, including the names and addresses of the witnesses and a brief description of the documents on which they intend to rely. The arbitrator(s) may exclude from the hearing the introduction of any evidence or the testimony of any witness not disclosed to the other party in advance as ordered by the arbitrator(s). The arbitrator(s) may also permit the oral depositions of the parties and any expert witnesses to be taken. However, there shall be no other pre-hearing discovery unless and then only to the extent that all parties otherwise agree in writing.
     (g) Except for good cause, or in case of emergency, the arbitration hearing shall commence within sixty (60) days after the notice of demand for arbitration is given and shall proceed during each business day thereafter until concluded.
     (h) The award may not grant any relief that could not be granted in court litigation to resolve the Dispute under Applicable Law. A monetary award may only be made for compensatory damages, and if any other damages (whether exemplary, punitive, consequential or other) are included, the award shall be vacated and remanded, or modified or corrected as appropriate to promote this damage limitation. The arbitration panel shall award the prevailing party in the arbitration its reasonable attorneys’ fees and costs incurred in connection with the arbitration. Any party who succeeds, by claim or counterclaim, in court proceedings to stay litigation or compel arbitration shall also be entitled to recover all costs incurred in connection with such proceedings, including attorneys’ fees to be awarded by the court. In addition, the arbitration panel shall award the costs of administration by AAA as it may in its judgment decide.
     (i) The arbitration award shall be in writing and shall include a statement of findings of fact and conclusions of law for the award. Except as otherwise expressly provided in this Section 8.4, the award rendered by the arbitrator(s) shall be final and judgment may be entered upon it in accordance with the Act in any court having jurisdiction.
     (j) Within fifteen (15) days after the date of the arbitration award, either party may request the arbitration panel to correct clerical, typographical or computational errors in the award and to make an additional award as to claims presented in the arbitration proceedings but not dealt with in the award.
     (k) Either party can appeal to any state court of record having jurisdiction, to vacate and remand, or modify or correct the arbitration award for any of the grounds specified in the Act.
     (l) At the request of either party, but only if contained in the initial written demand for arbitration or in the initial response to the demand, the arbitration proceedings shall be conducted in secrecy. In such case (a) the fact of the pending arbitration shall not be disclosed or confirmed by the parties or the arbitration panel to any Person who is not a party to, or called to testify at, the proceedings until the arbitration award has been made, (b) the proceedings shall not be recorded or transcribed in any manner, and (c) all documents, testimony and records (other than the contract documents out of which the Dispute arises) shall be received, heard and maintained by the arbitrator in secrecy, available for inspection only by the parties, their attorneys and by experts who shall agree, in advance and in writing, to receive all such information in secrecy. Also in such case, the information shall not be described in the arbitration award in such manner as to be commercially useful.
ARTICLE 9
MISCELLANEOUS
     9.1 Expenses. Shareholders and Acquiror shall bear their respective expenses, costs and fees (including attorneys’ fees) in connection with the transactions contemplated hereby, including all due diligence and the preparation, execution, and delivery of this Agreement and compliance herewith (the ‘Transaction Expenses”), whether or not the transactions contemplated hereby shall be consummated. Notwithstanding anything in this Agreement to the contrary, West Maricopa shall be responsible for and bear the Shareholders’ and the Companies’ Transaction Expenses in connection with the transactions contemplated hereby. The prevailing party in any action or proceeding arising out of or related to this Agreement shall be entitled to its reasonable attorney’s fees and costs in connection therewith.
     9.2 Severability. If any provision of this Agreement, including any phrase, sentence, clause, section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.
     9.3 Notices. All notices, demands, and other communications provided for hereunder shall be in writing (including facsimile or similar transmission) and mailed (by U.S. certified mail, return receipt requested, postage prepaid), sent, or delivered (including by way of overnight courier service);
(a)	If to Acquiror, addressed to it at:

Global Water Resources, LLC Deer Valley Financial Center 22601 N. 19th Avenue, Suite 210 Phoenix, Arizona 85027 Phone: (623) 580-9600 Facsimile: (623) 580-9659 Attn: Trevor Hill

with a copy to:

Burch & Cracchiolo, P.A. 702 East Osborn Road, Suite 200 Phoenix, Arizona 85014 Phone: (602)274-7611 Facsimile: (602) 234-9912 Attn: Andrew Abraham, Esq.

(b)	If to Director Shareholders, addressed to them at:

West Maricopa Combine, Inc. 3800 North Central Avenue, Suite 770 Phoenix, Arizona Telephone: (602) 224-0711 Facsimile: (602) 224-5455 Attention: J. John Mihlik, Sr.

with a copy to Shareholders’ counsel:

Lewis and Roca LLP 40 North Central Avenue Phoenix, Arizona 85004 Telephone: (602) 262-5723 Facsimile: (602) 734-3841 Attention: Thomas H. Campbell, Esq.
or, as to each party, to such other Person and/or at such other address or number as shall be designated by such party in a written notice to the other party. All such notices, demands, and communications, if mailed, shall be effective upon the earlier of (i) actual receipt by the addressee, (ii) the date shown on the return receipt of such mailing, or (iii) three (3) days after deposit in the mail. All such notices, demands, and communications, if not mailed, shall be effective upon the earlier of (i) actual receipt by the addressee, (ii) with respect to facsimile and similar electronic transmission, the earlier of (x) the time that electronic confirmation of a successful transmission is received, or (y) the date of transmission, if a confirming copy of the transmission is also mailed as described above on the date of transmission, and (iii) with respect to delivery by overnight courier service, the day after deposit with the courier service, if delivery on such day by such courier is confirmed with the courier or the recipient orally or in writing.
     9.4 Shareholder Representative. Following execution of this Agreement, the Shareholders will enter into a contractual relationship among themselves or otherwise act together to elect, appoint or otherwise designate one or more individuals to act as the “Shareholder Representative” and the Shareholder Representative shall notify Acquiror in writing of its designation. Thereafter, the Shareholder Representative shall be authorized to take all actions on behalf of Shareholders pursuant to this Agreement, including delivering and receiving notices, making or receiving payments (including through an escrow account established for such purpose) and exercising any approval or consent rights reserved to the Shareholders pursuant to this Agreement, and Acquiror agrees to deal with the Shareholder Representative, and not individual Shareholders, in such matters except as may be otherwise communicated to Acquiror in writing. In consideration of the Shareholders’ agreement to accept a portion of the Purchase Price through deferred payments in the form of the Growth Premium and Pipeline Deferral, Acquiror acknowledges the necessity of designating a Shareholder Representative and agrees to pay all reasonable costs and expenses associated with designating and maintaining such Shareholder Representative.
     9.5 Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.
     9.6 Entire Agreement. This Agreement (including the Schedules hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties (including the Letter of Intent).
     9.7 Counterparts. This Agreement may be executed in several counterparts, in original form or by electronic facsimile, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.
     9.8 Governing Law. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Arizona, without giving effect to the conflict of laws rules thereof.
     9.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and permitted assigns.
     9.10 Assignment. This Agreement shall not be assignable or otherwise transferable by any party hereto without the prior written consent of the other parties hereto. Notwithstanding the foregoing, Acquiror may assign this Agreement and the rights hereunder (without the consent of the Shareholders) to an Affiliate of Acquiror.
     9.11 No Third Party Beneficiaries. Except as provided in Article 7 with respect to indemnification of Indemnified Parties hereunder, nothing in this Agreement shall confer any rights upon any Person or entity other than the parties hereto and their respective, successors, and permitted assigns.
     9.12 Amendment; Waivers, etc. No amendment, modification, or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge, or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant, or agreement, or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence, or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant, or agreement as to which there is no inaccuracy or breach. The representations and warranties of Shareholders shall not be affected or deemed waived by reason of any investigation made by or on behalf of Acquiror (including but not limited to, by any of its advisors, consultants or representatives) or by reason of the fact that Acquiror or any of such advisors, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.
     9.13 Risk of Loss. The risk of loss or damage to any of the assets of the Companies, the Owned Real Property or the Leased Real Property shall not in any event be borne by Acquiror prior to the Closing Date.
     9.14 Interest. Any sums not paid when due pursuant to this Agreement shall bear interest from the due date thereof until paid at a per annum rate equal to the lesser of: (i) the maximum rate, if any, allowed by applicable law; or (ii) the greater of: (a) 10%; or (b) the “prime rate” as from time to time published in the Wall Street Journal as the “base rate or corporate loans posted by at least 75% of the nation’s 30 largest banks” (or equivalent) plus 2%.
     9.15 Disclosures. Disclosures made by the Director Shareholders for any particular purpose pursuant to any representation or in any Schedule hereto shall constitute disclosure for all other purposes under this Agreement, even if such purpose is not expressly stated or referenced in other representations or provisions of this Agreement.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ACQUIROR: GLOBAL WATER RESOURCES, INC.
By	/s/ Illegible
its PRESIDENT & CEO
ADDITIONAL SIGNATURES FOLLOW

DIRECTOR SHAREHOLDERS
/s/ J. John Mihlik
J. John Mihlik, Sr.

Joan Rich Baer

JOAN RICH BAER, INC. PENSION PLAN
By:
Name:
Title:

KING INVESTMENT LIMTED PARTNERSHIP, an Arizona limited partnership
By:
Name:
Title:

, as trustee of
THE KING’S TRUST, dated May 17,1984

I. Michael Kasser

DIRECTOR SHAREHOLDERS

J. John Mihlik, Sr.

/s/ Joan Rich Baer
Joan Rich Baer

JOAN RICH BAER, INC. PENSION PLAN
By:	/s/ Arthur B. Baer
	Name:	ARTHUR B. BAER
	Title:	TRUSTEE

KING INVESTMENT LIMTED PARTNERSHIP, an Arizona limited partnership
By:
Name:
Title:

, as trustee of
THE KING’S TRUST, dated May 17, 1984

I. Michael Kasser

DIRECTOR SHAREHOLDERS

J. John Mihlik, Sr.

Joan Rich Baer

JOAN RICH BAER, INC. PENSION PLAN
By:
Name:
Title:

KING INVESTMENT LIMITED PARTNERSHIP, an Arizona limited partnership
By:	/s/ Everett L. King
	Name:	EVERETT L. KING III
	Title:	GENERAL PARTNER

/s/ Everett L. King II
EVERETT L. KING SR., as trustee of
THE KING’S TRUST, dated May 17, 1984

I. Michael Kasser

DIRECTOR SHAREHOLDERS

J. John Mihlik, Sr.

Joan Rich Baer

JOAN RICH BAER, INC. PENSION PLAN
By:
Name:
Title:

KING INVESTMENT LIMTED PARTNERSHIP, an Arizona limited partnership
By:
Name:
Title:

, as trustee of
THE KING’S TRUST, dated May 17, 1984

/s/ I. Michael Kasser
I. Michael Kasser

DIRECTOR SHAREHOLDERS (CONT.): KC LIMITED COMPANY, an Arizona limited liability company
By:	/s/ I. Michael Kasser
Name:
Title:

HOLUALOA ARIZONA, INC., an Arizona corporation
By:	/s/ I. Michael Kasser
Name:
Title:

/s/ I. Michael Kasser
, as trustee of
THE MICHAEL KASSER, JR. TRUST dated May 17, 1984

/s/ I. Michael Kasser
, as trustee of
THE VIOLET KASSER TRUST, dated

/s/ I. Michael Kasser
, as trustee of
THE KASSER CHARITABLE REMAINDER UNI-TRUST dated

Phillip Michael Sherry, as co-trustee of
THE SHERRY TRUST, dated July 1,1984, as amended

DIRECTOR SHAREHOLDERS (CONT.): KC LIMITED COMPANY, an Arizona limited liability company
By:
Name:
Title:

HOLUALOA ARIZONA, INC., an Arizona corporation
By:
Name:
Title:

, as trustee of
THE MICHAEL KASSER, JR. TRUST dated May 17, 1984

, as trustee of
THE VIOLET KASSER TRUST, dated

, as trustee of
THE KASSER CHARITABLE, REMAINDER UNI-TRUST dated

/s/ Phillip Michael Sherry TTEE
Phillip Michael Sherry, as co-trustee of THE SHERRY TRUST, dated July 1, 1984, as amended

DIRECTOR SHAREHOLDERS (CONT.):
/s/ Betty Jane Sherry TTEE
Betty Jane Sherry, as co-trustee of THE SHERRY TRUST, dated July 1,1984, as amended

, as trustee of
THE PICCINATI FAMILY TRUST, dated

, as trustee of
THE ARTHUR J. PICCINATI TRUST, dated

DIRECTOR SHAREHOLDERS (CONT.):

Betty Jane Sherry, as co-trustee of
THE SHERRY TRUST, dated July 1, 1984, as amended

/s/ Arthur J. Piccinati
Arthur J. Piccinati, as trustee of
THE PICCINATI FAMILY TRUST, dated

/s/ Arthur J. Piccinati
Arthur J. Piccinati, as trustee of
THE ARTHUR J. PICCINATI TRUST, dated

DIRECTOR SHAREHOLDERS

J. John Mihlik, Sr.

Joan Rich Baer

JOAN RICH BAER, INC. PENSION PLAN
By:
Name:
Title:

KING INVESTMENT LIMITED PARTNERSHIP, an Arizona limited partnership
By:
Name:
Title:

, as trustee of
THE KING'S TRUST, dated May 17, 1984

I. Michael Kasser

THE EGGI UFTSTEIN TRUST
By:	/s/ Colleen C. Manley
Colleen C. Manley, Co-Trustee

/s/ John F. Goodson
John F. Goodson

DIRECTOR SHAREHOLDERS (CONT.):

Betty Jane Sherry, as co-trustee of
THE SHERRY TRUST , dated July 1, 1984, as amended

, as trustee of
THE PICCINATI FAMILY TRUST, dated

, as trustee of
THE ARTHUR J. PICCINATI TRUST, dated

/s/ Dick C. Tang
Dick C. Tang, as trustee of
THE DICK C. TANG FAMILY TRUST, dated AUG 1-1997 (AMENDED)

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 27, 2006.

TRUST FBO BARBARA AMSTER U/W
RICHARD A. LEVIN, Assignor

/s/ Douglas H. Amster

Signature
DOUGLAS H. AMSTER, Trustee

/s/ Barbara L. Amster

Signature
BARBARA L. AMSTER, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 23 March, 2006.

THE ARNDT FAMILY TRUST,
DATED MAY 1, 1985, Assignor

/s/ Frederick E. Arndt

Signature

FREDERICK E. ARNDT
Printed Name
FREDERICK E. ARNDT, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 23, 2006.

JOAN RICH BAER, Assignor

/s/ Joan Rich Baer

Signature

JOAN RICH BAER
Printed Name
JOAN RICH BAER, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 23, 2006.

JOAN RICH BAER, INC.
Pension Plan, Assignor

/s/ Joan Rich Baer

Signature

JOAN RICH BAER
Printed Name
JOAN RICH BAER, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 22, 2006.

AROON CHINAI, Assignor

/s/ Aroon Chinai

Signature

AROON CHINAI
Printed Name
AROON CHINAI, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/22, 2006.

EGGLUFTSTEIN TRUST,
dated January 1, 1994
Assignor

/s/ Colleen C. Manley

Signature

Colleen C. Manley
Printed Name
COLLEEN C. MANLEY, Co-Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 28, 2006.

EMERSON ENTERPRISES, INC.
RETIREMENT TRUST, Assignor

/s/ Craig Emmerson

Signature

Craig Emmerson
Printed Name CRAIG EMERSON, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 24, 2006.

TRUST FBO JANICE L. MURRAY U/W
RICHARD A. LEVIN, Assignor

/s/ Michael O. Finkelstein

Signature

MICHAEL O. FINKELSTEIN
Printed Name
MICHAEL O. FINKELSTEIN, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of MARCH 21, 2006.

UBS FINANCIAL AS CUSTODIAN
FOR
ROBERT B. KAPLAN

/s/ Robert B. Kaplan

Signature

ROBERT B. KAPLAN
Printed Name
ROBERT B. KAPLAN, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/27, 2006.

I. MICHAEL KASSER, Assignor

/s/ I. Michael Kasser

Signature

I. MICHAEL KASSER
Printed Name
I. MICHAEL KASSER, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/27, 2006.

KASSER CHARITABLE REMAINDER
UNITRUST, Assignor

/s/ I. Michael Kasser

Signature

I. MICHAEL KASSER
Printed Name
I. MICHAEL KASSER, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/27, 2006.

KC LIMITED COMPANY,
an Arizona corporation
Assignor

/s/ I. Michael Kasser

Signature

I. MICHAEL KASSER
Printed Name
I. MICHAEL KASSER, President

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/27, 2006.

HOLUALOA ARIZONA, INC.
an Arizona corporation
Assignor

/s/ I. Michael Kasser

Signature

I. MICHAEL KASSER
Printed Name
I. MICHAEL KASSER, President

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/27, 2006.

MICHAEL KASSER, JR. TRUST
Assignor

/s/ I. Michael Kasser

Signature

I. MICHAEL KASSER
Printed Name
I. MICHAEL KASSER, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/27, 2006.

VIOLET KASSER TRUST
Assignor

/s/ I. Michael Kasser

Signature

I. MICHAEL KASSER
Printed Name
I. MICHAEL KASSER, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/24, 2006.

RICHARD B. KAUFFMAN Assignor

/s/ Richard B. Kauffman

Signature

RICHARD B. KAUFFMAN
Printed Name
RICHARD B. KAUFFMAN Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 27, 2006.

PAMELA GUTHRIE KELLY,
(FKA PAMELA GUTHRIE SMITH)
(AKA PAMELA SMITH-KELLY)
Assignor

/s/ Pamela Guthrie Kelly

Signature

Pamela Guthrie Kelly
Printed Name
PAMELA GUTHRIE KELLY,
(FKA PAMELA GUTHRIE SMITH)
(AKA PAMELA SMITH-KELLY)
Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/24, 2006.

KING’S TRUST dated May 17, 1984
Assignor

/s/ Everett L. King

Signature

EVERETT L. KING
Printed Name
EVERETT L. KING, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 27, 2006.

KING INVESTMENT LIMITED
PARTNERSHIP
Assignor

/s/ Everett L. King, III

Signature

EVERETT L. KING, III
Printed Name
EVERETT L. KING, III
General Partner

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/20, 2006.

BSSK TRUST, dated October 1, 1989
Assignor

/s/ Brian Schneider

Signature
BRIAN SCHNEIDER, Co-Trustee

/s/ Susan M. Kovarik

Signature
SUSAN KOVARIK, Co-Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/24, 2006.

THE BRIAN M. SCHNEIDER, MD, PC
IRA ROLLOVER

/s/ Brian M. Schneider

Signature

Brian M. Schneider
Printed Name
BRIAN M. SCHNEIDER, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3-21-2006.

LOVE FAMILY LIMITED PARTNERSHIP,
an Arizona limited partnership
Assignor

/s/ Gano Love

Signature

GANO LOVE
Printed Name
GANO LOVE, LOVE FAMILY LTD, L.L.P.
General Partner

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 22, 2006.

DIMITRI MANTHOS, Assignor

/s/ Dimitri Manthos

Signature

DIMITRI MANTHOS
Printed Name
DIMITRI MANTHOS, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 22, 2006.

REUBEN MARK, Assignor

/s/ Reuben Mark

Signature

Reuben Mark
Printed Name
REUBEN MARK, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 28, 2006.

ANDREW MESSING, Assignor

/s/ Andrew Messing

Signature

Andrew Messing
Printed Name
ANDREW MESSING, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/29, 2006.

J. JOHN MIHLIK Assignor

/s/ J. John Mihlik

Signature

J. John Mihlik
Printed Name
J. JOHN MIHLIK Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 23 March, 2006.

FRANCES MANTHOS OGNJANOVICH,
Assignor

/s/ Frances Manthos Ognjanovich

Signature

FRANCES MANTHOS OGNJANOVICH
Printed Name
FRANCES MANTHOS OGNJANOVICH,
Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/20, 2006.

MICHAEL PERLMAN Assignor

/s/ Michael Perlman

Signature

Michael Perlman
Printed Name
MICHAEL PERLMAN Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of Mar 23, 2006.

THE PICCINATI FAMILY TRUST
dated December 11, 1972, as amended
Assignor

/s/ Arthur J. Piccinati

Signature

ARTHUR J. PICCINATI
Printed Name
ARTHUR J. PICCINATI, Managing Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of Mar 23, 2006.

THE ARTHUR PICCINATI TRUST
dated November 1, 1978, as amended
Assignor

/s/ Arthur J. Piccinati

Signature

ARTHUR J. PICCINATI
Printed Name
ARTHUR J. PICCINATI, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 22, 2006.

THE SHERRY FAMILY TRUST
Assignor

/s/ Phillip Michael Sherry TTEE

Signature
PHILLIP MICHAEL SHERRY, Co-Trustee

/s/ Betty Jane Sherry TTEE

Signature
BETTY JANE SHERRY, Co-Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 27, 2006.

THE HELENA S. SODERSTROM TRUST
Assignor

/s/ Helena S. Soderstrom, Trustee

Signature

Helena S. Soderstrom
Printed Name
HELENA S. SODERSTROM, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 26, 2006.

JAYNELL S. SUTPHIN Assignor

/s/ Jaynell S. Sutphin

Signature

JAYNELL S. SUTPHIN
Printed Name
JAYNELL S. SUTPHIN Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 21, 2006.

OLIE SWANKY, Assignor

/s/ Olie Swanky

Signature

Olie Swanky
Printed Name
OLIE SWANKY, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/21, 2006.

THE CMT TRUST, DATED JANUARY 1,
1985, AS AMENDED
Assignor

/s/ Craig K. Tang

Signature

CRAIG K. TANG
Printed Name
CRAIG K. TANG, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 20, 2006.

DENISE MARYE TANG, Assignor

/s/ Denise Marye Tang

Signature

DENISE MARYE TANG
Printed Name
DENISE MARYE TANG, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3-17, 2006.

DICK C. TANG FAMILY TRUST
DATED JANUARY 1, 1977
Assignor

/s/ Dick C. Tang

Signature
DICK C. TANG, Co-Trustee

/s/ Shirley Tang

Signature
SHIRLEY TANG, Co-Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3-17, 2006.

CHARLES SCHWAB AS CUSTODIAN
FOR THE DICK C. TANG IRA
Assignor

/s/ Dick C. Tang

Signature

DICK C. TANG
Printed Name
DICK C. TANG, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3-17, 2006.

CHARLES SCHWAB AS CUSTODIAN
FOR THE SHIRLEY TANG IRA
Assignor

/s/ Shirley Tang

Signature

SHIRLEY TANG
Printed Name
SHIRLEY TANG, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/24, 2006.

DOUGLAS EUGENE TANG Assignor

/s/ Douglas Eugene Tang

Signature

DOUGLAS EUGENE TANG
Printed Name
DOUGLAS EUGENE TANG Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 21, 2006.

KST TRUST, DATED JANUARY 1, 1985,
AS AMENDED
Assignor

/s/ Keith S. Tang

Signature

KST Trust
Printed Name
KEITH S. TANG, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/24, 2006.

THE LANG FAMILY TRUST, DATED
JUNE 1, 1976, AS AMENDED
Assignor

/s/ Lang C. Tang

Signature
LANG C. TANG, Co-Trustee

/s/ Mary J. Tang

Signature
MARY J. TANG, Co-Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/24, 2006.

SUZANNE MARYE TANG, Assignor

/s/ Suzanne Marye Tang

Signature

Suzanne Marye Tang
Printed Name
SUZANNE MARYE TANG, Assignor

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of 3/21, 2006.

JASAM MANAGEMENT CORPORATION
PENSION PLAN,
dated December 30, 1983, Assignor

/s/ Sam C. Tang

Signature

Jasam Management Corporation Pension Plan
Printed Name
SAM C. TANG, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 22nd, 2006.

SKT TRUST, DATED JANUARY 1, 1985,
AS AMENDED
Assignor

/s/ Scott C. Tang

Signature
SCOTT C. TANG, Co-Trustee

/s/ Karen I. Tang

Signature
KAREN I. TANG, Co- Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 22, 2006.

TJET TRUST, DATED JANUARY 1,
1985, AS AMENDED
Assignor

/s/ Tami Tang

Signature

TJET TRUST
Printed Name
TAMI TANG, Trustee

West Maricopa Combine, Inc. Shareholders
March 17, 2006

COUNTERPART SIGNATURE PAGE TO
STOCK PURCHASE AGREEMENT
BY AND AMONG
GLOBAL WATER RESOURCES, INC.
AND THE SHAREHOLDERS OF
WEST MARICOPA COMBINE, INC.
DATED AS OF MARCH 9, 2006
     Each of the undersigned, by execution hereof, hereby agrees to be a party to the above referenced Stock Purchase Agreement, to be bound by its terms and conditions and to have all of the rights and obligations of an “Additional Shareholder” as that term is defined therein.
     IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of March 21, 2006.

LYNN TAUBE, Assignor

/s/ Lynn Taube

Signature

LYNN TAUBE
Printed Name
LYNN TAUBE, Assignor